UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K
________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2014
________________________________

DOVER CORPORATION
(Exact name of registrant as specified in its charter)
________________________________

State of Delaware	1-4018	53-0257888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway
Downers Grove, Illinois 60515
(Address of principal executive offices)

(630) 541-1540
(Registrant’s telephone number, including area code)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 8, 2014, Dover Corporation (the “Company” or “Dover”) issued the Press Release attached hereto as Exhibit 99.1, announcing the Company’s plans to share its strategy and financial expectations for the next three years during its 2014 Investor Day, its initiation of full-year guidance of 2015 and its updated full-year guidance of 2014 to include the impact of restructuring actions taken in the fourth quarter.

As previously announced, the Company is holding its Investor Day conference on Monday, December 8, 2014 in New York, NY. The presentations begin at 1:00 p.m. EST. A link to the live audio webcast of the speaker’s presentations will be available on the Company’s website (www.dovercorporation.com). Additionally, the replay of the meeting and presentations will be archived on the website and will be available starting on December 9, 2014 at 8:00 a.m. EST.

Exhibit 99.1 contains “forward-looking” statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. The forward-looking statements include any statements that are not historical facts. Forward-looking statements are subject to inherent risks and uncertainties that could cause actual results to differ materially from current expectations. Such risk factors include, but are not limited to, market and economic conditions and changes in corporate policy. Dover refers you to the documents the Company files from time to time with the Securities and Exchange Commission, such as Dover's periodic reports on Form 10-K and Form 10-Q and current reports on Form 8-K, for a discussion of these and other risks and uncertainties that could cause actual results to differ materially from Dover's current expectations and from the forward-looking statements. Dover undertakes no obligation to update any forward-looking statement, except as required by law.

The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed by Dover under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell company transactions.
Not applicable.

(d)	Exhibits.
The following exhibit is furnished as part of this report:

99.1 Dover Corporation Press Release dated December 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 8, 2014	DOVER CORPORATION
(Registrant)

		By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Dover Corporation Press Release dated December 8, 2014